CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                   EXHIBIT 10.31

                                LICENSE AGREEMENT

     THIS LICENSE AGREEMENT (the "Agreement") is made and entered into as of July 17, 2001 (the "Effective Date") by and between EXELIXIS, INC., a Delaware corporation having its principal place of business at 170 Harbor Way, P.O. Box 511, South San Francisco, California 94083 ("Exelixis"), and BRISTOL-MYERS SQUIBB COMPANY, a Delaware corporation having its principal place of business at Route 206 and Province Line Road, Princeton, NJ 08543 ("BMS"). Exelixis and BMS are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                   BACKGROUND

     A.  BMS  is  the owner of the compound Rebeccamycin (as defined below); and

     B. As part of the consideration for the Cancer Collaboration Agreement between BMS and Exelixis dated July 17, 2001 ("CCA"), and the Stock Purchase Agreement between BMS and Exelixis dated July 17, 2001, BMS desires to grant to Exelixis, and Exelixis desires to receive, a license to develop and commercialize Rebeccamycin based on the terms and conditions set forth below.

NOW  THEREFORE,  BMS  and  Exelixis  agree  as  follows:

1.     DEFINITIONS

The following terms shall have the following meanings as used in this Agreement:

     1.1 "AFFILIATE" means, with respect to a particular Party, a person, corporation, partnership, or other entity that controls, is controlled by or is under common control with such Party. For the purposes of the definition in this Section 1.1, the word "control" (including, with correlative meaning, the terms "controlled by" or "under the common control with") means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of at least fifty percent (50%) of the voting stock of such entity, or by contract or otherwise.

     1.2 "BMS KNOW-HOW" means all Information Controlled by BMS or its Affiliates as of the Effective Date that relates to Rebeccamycin or to its manufacture or use, including without limitation: (i) cell lines, including without limitation [ * ], and related media; (ii) technical data; (iii) preclinical data; (iv) protocols and clinical trial information; (v) methods of manufacturing; (vi) quality assurance and stability data; (vii) all adverse events data; and (viii) regulatory filings. For sake of clarity, no trademarks or tradenames Controlled by BMS are included in the BMS Know-How.

     1.3 "BMS PATENT RIGHTS" means (i) the Listed Patent Rights, (ii) all other United States and foreign patents and patent applications Controlled by BMS or its Affiliates as of the Effective Date that would be infringed by the manufacture, importation, use, offer for sale or sale of Rebeccamycin by an unlicensed Third Party, and (iii) all continuations, divisions, reissues, extensions, substitutions, re-examinations, patents of addition, supplementary protection certificates and foreign equivalents of the patents and patent applications described in (ii).

     1.4 "CONTROL" or "CONTROLLED" means, with respect to any material, particular item of Information or intellectual property right, (i) that the Party owns and has the ability to grant to the other Party the licenses to such item provided for herein, without violating the terms of any agreement or other arrangement with any Third Party, and/or (ii) that the Party has a license to such item and has the ability to grant to the other Party the licenses to such item provided for herein, without violating the terms of any agreement or other arrangement with any Third Party.

     1.5 "IND" means an Investigational New Drug application, as defined in the U.S. Food, Drug and Cosmetics Act and the regulations promulgated thereunder, or any corresponding or equivalent foreign application, registration or certification.

     1.6 "INFORMATION" means information, material, results and data of any type whatsoever, in any tangible or intangible form whatsoever, including without limitation, databases, inventions, practices, methods, techniques, specifications, formulations, formulae, cell lines, cell media, knowledge, know-how, skill, experience, manufacturing materials, financial data, test data including pharmacological, biological, chemical, biochemical, toxicological and clinical test data, analytical and quality control data, quality assurance data, stability data, studies and procedures, and patent and other legal information or descriptions.

     1.7 "LISTED PATENT RIGHTS" means (i) the patents and patent applications listed in Exhibit 1.7 and (ii) all continuations, continuations-in-part, divisions, reissues, extensions, substitutions, re-examinations, patents of addition, supplementary protection certificates and foreign equivalents of such patents and patent applications.

     1.8 "PRODUCT" means (i) Rebeccamycin, (ii) any product containing or comprising Rebeccamycin, and (iii) any formulation of (i) or (ii).

     1.9 "REBECCAMYCIN" means the rebeccamycin analog compound known as BMY-027557, with the CAS Identification No. CAS-119673-08-4 and CAS nomenclature 1 anosyl)-5H-indolo[2,3-a]pyrrolo[3,4-c]carbazole-5,7(6H)-dione.

     1.10 "THIRD PARTY" means any person or entity other than Exelixis, BMS or an Affiliate of Exelixis or BMS.

2.     LICENSES  AND  OBLIGATIONS

     2.1     LICENSES  TO  EXELIXIS.

          2.1.1 EXCLUSIVE LICENSE. BMS hereby grants to Exelixis a worldwide, exclusive, irrevocable (except as provided in Section 7.5), Exelixis, fully paid, royalty-free license (with the right to sublicense), under BMS Patent Rights and BMS Know-How, to make, have made, use, develop, test, sell, offer for sale and import Products. For clarity, the foregoing license excludes those BMS Patent Rights and BMS Know-How which are licensed to Exelixis under Section 2.1.2.

          2.1.2 NON-EXCLUSIVE LICENSE. BMS hereby grants to Exelixis a worldwide, non-exclusive, irrevocable, fully paid, royalty-free license (with the right to sublicense), under (i) the BMS Patent Rights described in Sections 1.3(ii) and (iii) to which BMS only has non-exclusive rights, and (ii) the BMS Know-How to which BMS only has non-exclusive rights, to make, have made, use, develop, test, sell, offer for sale and import Products.

     2.2 LICENSE TO BMS. Exelixis hereby grants to BMS and its Affiliates a worldwide, non-exclusive, fully paid, royalty-free license, under BMS Patent Rights and BMS Know-How, to make, have made, use, and test Rebeccamycin solely for internal pre-clinical research purposes (x) to profile or test the activity of compounds other than Rebeccamycin or (y) to synthesize compounds that are not Rebeccamycin.

     2.3 NEGATIVE COVENANTS. Except as provided in Section 2.2, BMS and/or its Affiliates shall not (itself or directly or indirectly with a Third Party) make, have made, use, develop, test, sell, offer for sale and import Products during the term of this Agreement.

     2.4     TRANSFER  OF  BMS  KNOW-HOW.

          2.4.1 Within [ * ] of the Effective Date, BMS shall (i) commence and use commercially reasonable efforts thereafter to disclose to Exelixis in an orderly fashion as promptly as reasonably practicable all BMS Know-How that is in the possession of BMS or its Affiliates, and (ii) commence and use commercially reasonable efforts thereafter to transfer to Exelixis in an orderly fashion as promptly as reasonably practicable all such BMS Know-How that relates to Rebeccamycin; provided, that the foregoing shall not apply to BMS manufacturing Know-How, which BMS shall be obliged to disclose pursuant to
Section 2.6. The Parties agree and acknowledge that BMS may retain one or more copies of BMS Know-How that also pertain to compounds other than Rebeccamycin and may use such BMS Know-How for purposes outside the scope of the license granted in Section 2.1.1 or within the scope of the license granted in Section
2.2. [ * ] shall bear its own expenses in connection with this Section 2.4.1; provided, that Exelixis shall reimburse BMS for [ * ].

          2.4.2 [ * ], during normal business hours, BMS shall at reasonable times permit Exelixis and its representatives to have full and complete access to all contracts, data and records relating to Rebeccamycin in BMS' possession, and BMS shall provide Exelixis and its representatives an opportunity to meet and discuss with the individuals who have material knowledge pertaining to such Rebeccamycin contracts, data and records and who are officers and employees of BMS and its Affiliates.

     2.5     CLINICAL  TRIAL  DEVELOPMENT.

          2.5.1 [ * ], BMS shall use commercially reasonable efforts to provide, over a mutually agreed time frame, reasonable assistance to Exelixis with respect to: (i) the design of clinical trials for Products; (ii) the selection of investigators and end points for clinical trials of Products; (iii) the selection of contract research organizations for clinical trials of Products; and (iv) providing access to multinational cooperative study groups for clinical trials of Products. It is understood that such assistance will generally be provided through a monthly teleconference scheduled at mutually convenient times. No travel, other than to NCI Steering Committee meetings where reasonably necessary, shall be required of BMS without its prior consent. [ * ] shall bear its own expenses in connection with this Section 2.5.1; provided, that Exelixis shall reimburse BMS for [ * ]. [ * ], BMS shall promptly provide to Exelixis any notices or other communications regarding Third Party claims arising from clinical trials based on use of the Products prior to the Effective Date.

          2.5.2 Subject to the consent of the National Cancer Institute ("NCI"), BMS hereby assigns to Exelixis, and Exelixis agrees to accept such assignment of, all of BMS' rights, obligations and interests in and under the "Agreement Between Pharmaceutical Industry and the Division of Cancer Treatment, NCI for the Clinical Development of Diethylaminorebeccamycin" between BMS and NCI dated December 20, 1993 (the "NCI Agreement"). [ * ], BMS shall send the NCI a letter that informs NCI of the license between BMS and Exelixis and that requests NCI to send a letter assigning to Exelixis all of BMS' rights, obligations and interests in and under the NCI Agreement. [ * ], BMS: (i) use commercially reasonable efforts to facilitate the assignment to Exelixis of all of BMS' rights, obligations and interests in and under the NCI Agreement; and agrees to
(ii) request that NCI perform whatever actions are needed to give Exelixis (A) the right to review NCI's clinical trial data relating to Products, including without limitation the amending of NCI's informed consents regarding clinical trials of Products, (B) the right to cross-reference NCI's IND for Rebeccamycin, and (C) the ability to formulate Rebeccamycin using formulation technology developed or used by NCI pursuant to its work on Rebeccamycin. [ * ] shall bear its own expenses in connection with this Section 2.5.2; provided, that Exelixis shall reimburse BMS for [ * ].

          2.5.3 Effective upon the date on which BMS' interest in the NCI Agreement is assigned to Exelixis and consented to by NCI (the "Assignment Date")

               (A) BMS shall retain all liability for its failure to fulfill any obligations under the NCI Agreement that accrued prior to the Assignment Date.

               (B) Exelixis shall assume all liability for (i) its failure to fulfill any obligations under the NCI Agreement that accrued after to the Assignment Date, and (ii) any loss, claim, damage or liability resulting from Exelixis' activities under the NCI Agreement after to the Assignment Date.
Following the Assignment Date, Exelixis covenants and agrees to perform and fully discharge in a timely manner all obligations under the NCI Agreement.

          2.5.4  Following  the  Effective Date of this Agreement the Assignment
Date: (x) BMS covenants and agrees to perform and fully discharge in until a timely manner all obligations required of it under the NCI Agreement; and (y) Exelixis shall assume all liability for any loss, claim, damage or liability resulting from BMS' activities under the NCI Agreement after to the Assignment Date, except to the extent attributable to a breach by BMS of its obligations in
(x).

     2.6 IDENTIFICATION OF MANUFACTURER. [ * ], BMS shall (i) recommend to Exelixis candidates for a Third Party manufacturer for the supply of Rebeccamycin to Exelixis, and (ii) disclose a sufficient amount of BMS Know-How related to the manufacture of Rebeccamycin to enable Exelixis to select a Third Party manufacturer for the supply of Rebeccamycin to Exelixis. At the request of Exelixis, BMS shall, subject to the execution by a Third Party manufacturer of an appropriate license and confidentiality agreement with Exelixis, promptly transfer to such Third Party manufacturer chosen by Exelixis all useful BMS Know-How that relates to the manufacture of Rebeccamycin and advise such Third Party manufacturer concerning the manufacture of Rebeccamycin. [ * ] shall bear its own expenses in connection with this Section 2.6; provided, that Exelixis shall reimburse BMS for [ * ]. It is not expected that BMS will be required to provide on-site advice in connection with the foregoing, and provision of advice by BMS with respect to its manufacturing Know-How shall not require BMS to provide on-site support, unless BMS agrees to same in advance and is reimbursed for its [ * ]. If Exelixis requests BMS to transfer BMS Know-How concerning the manufacture of Rebeccamycin to one other Third Party manufacturer in addition to the Third Party manufacturer described above in this Section 2.6, then BMS shall transfer such BMS Know-How to such additional Third Party Manufacturer provided that [ * ].

     2.7 NON-SOLICITATION AND NON-HIRE. For [ * ], Exelixis will not, without the prior written consent of BMS: [ * ] Nothing in this Section 2.7 shall prohibit a general solicitation made by newspaper or other media.

3.     CONFIDENTIALITY

     3.1 NONDISCLOSURE OF CONFIDENTIAL INFORMATION. For all purposes hereunder, "Confidential Information" shall mean all Information disclosed by one Party to the other Party (i) prior to the Effective Date and relating to Rebeccamycin or Products, or (ii) pursuant to this Agreement. The Parties agree that for a period of [ * ] after a disclosure of an item of Confidential Information is made hereunder, a Party receiving such item of Confidential
Information of the other Party will (i) use commercially reasonable efforts to maintain in confidence such item of Confidential Information (but not less than those efforts as such Party uses to maintain in confidence its own proprietary industrial information of similar kind and value) and not to disclose such item of Confidential Information to any Third Party without prior written consent of the other Party, except for disclosures made in confidence to any Third Party under terms consistent with this Agreement and made in furtherance of this Agreement or of rights granted to a Party hereunder, and (ii) not use such other Party's Confidential Information for any purpose except those permitted by this Agreement.
     3.2 EXCEPTIONS. The obligations in Section 3.1 shall not apply with respect to any portion of the Confidential Information that the receiving Party can show by competent written proof:

          (A) Is publicly disclosed by the disclosing Party, either before or after it is disclosed to the receiving Party hereunder; or

          (B) Was known to the receiving Party or any of its Affiliates, without obligation to keep it confidential, prior to disclosure by the disclosing Party; or

          (C) Is subsequently disclosed to the receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without obligation to keep it confidential; or

          (D) Is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the receiving Party; or

          (E) Has been independently developed by employees or contractors of the receiving Party or any of its Affiliates without the aid, application or use of Confidential Information.

     3.3 AUTHORIZED DISCLOSURE. A Party may disclose the Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary in the following instances:

          (A)  Filing  or  prosecuting  patents  relating  to  Products;

          (B)  Regulatory  filings;

          (C)  Prosecuting  or  defending  litigation;

          (D)  Complying  with  applicable  governmental  regulations;  and

          (E) Disclosure, in connection with the performance of this Agreement, to Affiliates, sublicensees, research collaborators, employees, consultants, or agents, each of whom prior to disclosure must be bound by similar obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Article 3. The Parties acknowledge that the terms of this Agreement shall be treated as Confidential Information of both Parties. Such terms may be disclosed by a Party to investment bankers, investors, and potential investors, each of whom prior to disclosure must be bound by similar obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Article 3. In addition, a copy of this Agreement may be filed by Exelixis with the Securities and Exchange Commission in connection with any public offering of Exelixis securities. In connection with any such filing, Exelixis shall endeavor to obtain confidential treatment of economic and trade secret information. In any event, the Parties agree to take all reasonable action to avoid disclosure of Confidential Information except as permitted hereunder.

4.     REPRESENTATIONS  AND  WARRANTIES

     4.1 MUTUAL WARRANTIES. Exelixis and BMS each represents and warrants to the other that (i) it has the authority and right to enter into and perform this Agreement, (ii) this Agreement is a legal and valid obligation binding upon it and is enforceable in accordance with its terms, subject to applicable limitations on such enforcement based on bankruptcy laws and other debtors' rights, and (iii) its execution, delivery and performance of this Agreement will not conflict in any material fashion with the terms of any other agreement or instrument to which it is or becomes a party or by which it is or becomes bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over it.

     4.2 BMS WARRANTIES. BMS represents and warrants to Exelixis as of the Effective Date that

          4.2.1 BMS has the full right and power to grant the licenses set forth in Section 2.1 in the manner and to the extent set forth in this Agreement (including Exelixis' right to further sublicense), free and clear of any adverse assignment, grant or other encumbrances inconsistent with such grant;

          4.2.2 The individuals listed on Exhibit 4.2 are the individuals employed by BMS who would be reasonably likely to have the most current knowledge within BMS with respect to manufacture and clinical development, and intellectual property issues, related to Rebeccamycin and Products and the carrying out of the NCI Agreement;

          4.2.3  To  the knowledge of the BMS individuals listed on Exhibit 4.2:
(a) BMS and its Affiliates have not infringed any issued patents within the United States of any Third Party or misappropriated any trade secrets of any Third Party with respect to the manufacture (to the extent manufactured or formulated by BMS) of, or the use in the treatment of cancer of, (i) Rebeccamycin, or (ii) the Product being tested in human clinical trials; (b) BMS has not entered into any agreement with any Third Party pursuant to which royalties would be owed to such Third Party with respect to the manufacture, use or sale of Rebeccamycin; and (c) neither BMS nor an Affiliate has received any written notice or other written communication alleging that Rebeccamycin infringes or misappropriates the intellectual property rights of a Third Party;

          4.2.4 BMS owns all right, title and interest to the patents and patent applications listed in Exhibit 1.7 and, to the knowledge of the individuals listed on Exhibit 4.2, all inventors of the inventions claimed in each patent or patent application are identified on such patent or patent application;

          4.2.5 BMS has provided Exelixis with complete copies of all summaries provided by NCI to BMS of clinical trial data relating to Products;

          4.2.6 There are no regulatory filings in the U.S. or abroad with respect to Rebeccamycin that are Controlled by BMS or its Affiliates; and

          4.2.7 To the knowledge of the BMS individuals listed on Exhibit 4.2, NCI does not Control any patents or patent application that claim (i) methods of formulating Rebeccamycin, or (ii) Rebeccamycin formulations. For clarity, the representations and warranties concerning intellectual property rights under Sections 4.2.3, 4.2.4, and 4.2.7 do not create, and shall not be interpreting as requiring an obligation for BMS to perform any additional patent searches at any time prior to the Effective Date other than those already made by BMS in the ordinary course of its business

     4.3     NO  ADDITIONAL  REPRESENTATIONS.

          4.3.1 Exelixis acknowledges that, upon completion of the activities described in Section 2.4.2, it and its representatives will have been permitted full and complete access to the contracts, data and records relating to Rebeccamycin that it has desired or requested to see or review, and that it and its representatives will have had a opportunity to meet with the officers and employees of BMS and its Affiliates to discuss Rebeccamycin. For the avoidance of doubt, Exelixis' access to such information and its opportunity to meet with such personnel shall not limit its right to make a claim for indemnification under Article 6.

          4.3.2 Exelixis acknowledges that BMS, its Affiliates, and its and their directors, officers, employees, agents or contractors have not made any representation or warranty, expressed or implied, as to the accuracy or completeness of any information regarding Rebeccamycin and its development or commercialization, as currently conducted or planned, except as expressly set forth in this Agreement. BMS, its Affiliates, and its and their directors, officers, employees, agents or contractors shall not have or be subject to any liability to Exelixis or any other Person resulting from the provision to Exelixis, or Exelixis' use of, any such information, documents or material made available to Exelixis in any "data rooms", management presentations or in any other form in expectation of the transactions contemplated hereby except to the extent such information, documents or materials is included in the representations or warranties of BMS expressly set forth in Article 4 of this Agreement, provided that all such information, documents or material be made available in their original state, without redaction or alteration.

          4.3.3 Except as expressly set forth in the representations and warranties set forth in Sections 4.1 and 4.2 of this Agreement, (i) there are no representations or warranties by BMS of any kind, express or implied, with respect to Rebeccamycin (including without limitation its research, development or commercialization), (ii) Exelixis is taking the license rights granted hereunder "as is", "where is" and "with all faults" (except for the liabilities retained by BMS pursuant to Section 2.5.3(a)), and (iii) BMS NEITHER MAKES OR EXTENDS ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY, INCLUDING
WITHOUT LIMITATION ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE OR USE OF ANY PRODUCT OR ANY REPRESENTATIONS OR WARRANTIES WITH RESPECT TO INFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS BY REASON OF THE MANUFACTURE, USE OR SALE OF ANY PRODUCT.

     4.4 SURVIVAL OF REPRESENTATIONS. The representations and warranties contained in this Agreement (including the Schedules) and in any other document delivered in connection herewith shall survive solely for purposes of Article 6 hereof and shall terminate at the third anniversary of the Effective Date.

5.     PATENT  RIGHTS

     5.1     PATENT  PROSECUTION,  MAINTENANCE  AND  ENFORCEMENT.

          5.1.1 PATENT PROSECUTION AND MAINTENANCE. Exelixis shall have the first right to control, at its expense and in its sole discretion, the preparation, filing, prosecution and maintenance of the Listed Patent Rights and for conducting any interferences, reexaminations, reissues, oppositions, or request for patent term extension relating thereto. At the reasonable request of Exelixis, BMS shall provide reasonable assistance to Exelixis in matters pertaining to the preparation, filing, prosecution and maintenance of the Listed Patent Rights, including without limitation any interferences, reexaminations, reissues, oppositions, or request for patent term extension relating thereto, and [ * ]. If Exelixis elects not to maintain or enforce any Listed Patent Right and so notifies BMS, then BMS may maintain or enforce such Listed Patents Right at its own expense, in its own name and entirely under its own direction and control.

          5.1.2 ENFORCEMENT OF PATENT RIGHTS BY EXELIXIS. If either Party becomes aware of a suspected infringement of the Listed Patent Rights, such Party shall notify the other Party promptly, and following such notification, the Parties shall confer. Exelixis shall have the right, but shall not be obligated, to bring an infringement action at its own expense, in its own name, and entirely under its own direction and control. BMS will reasonably assist Exelixis [ * ] in such actions or proceedings if so requested, and will lend its name to such actions or proceedings if required by law in order for Exelixis to bring such action. BMS shall have the right to participate and be represented in any such suit by its own counsel at its own expense. No settlement of any such action or defense which restricts the scope or affects the enforceability of Listed Patent Rights may be entered into by Exelixis without the prior consent of BMS, which consent shall not be unreasonably withheld.

          5.1.3 ENFORCEMENT OF PATENT RIGHTS BY BMS. If Exelixis elects not to bring any action for infringement described in Section 5.1.2 and so notifies BMS, then, BMS may bring such action or defend such proceeding at its own expense, in its own name, and entirely under its own direction and control. Exelixis will reasonably assist BMS [ * ] in any action or proceeding being prosecuted or defended by BMS, if so requested by BMS or required by law. Exelixis shall have the right to participate and be represented in any such suit by its own counsel at its own expense. No settlement of any such action or defense which restricts the scope or affects the enforceability of Listed Patent Rights may be entered into by BMS without the prior consent of Exelixis, which consent shall not be unreasonably withheld

     5.2 INFRINGEMENT CLAIMS. If an allegation is made or claim is brought by a Third Party that any activity related to a Product infringes the intellectual property rights of such Third Party, each Party will give prompt written notice to the other Party of such claim.

6.     INDEMNIFICATION

     6.1 BMS. BMS shall indemnify, defend and hold harmless Exelixis, its Affiliates, and their respective directors, officers and employees (each an "Exelixis Indemnitee") from and against any and all liabilities, damages, losses, costs or expenses (including attorneys' and professional fees and other expenses of litigation and/or arbitration) ("Liabilities") resulting from a claim, suit or proceeding made or brought by a Third Party against an Exelixis Indemnitee arising from or occurring as a result of (i) any breach of the representations and warranties set forth in Section 4.1 or 4.2, (ii) any claims based on injury to a Third Party (including death) arising from the manufacture of Products by BMS and their use prior to the Effective Date, and (iii) any liability retained by BMS pursuant to Section 2.5.3(a), except to the extent that Liabilities resulting from (i), (ii), or (iii) were caused by the gross negligence or willful misconduct of Exelixis.

     6.2 EXELIXIS. Exelixis shall indemnify, defend and hold harmless BMS, its Affiliates, and their respective directors, officers and employees (each a "BMS Indemnitee") from and against any and all Liabilities resulting from a claim, suit or proceeding made or brought by a Third Party against a BMS Indemnitee, arising from or occurring as a result of (i) any breach of the representations and warranties set forth in Section 4.1, (ii) subject to Section 6.1, any research, development, marketing, sale, promotion, and other commercialization activities related to any Products by or for Exelixis or its licensees after the Effective Date, (iii) the manufacture of any Products by or for Exelixis or its licensees after the Effective Date or the use of any Products after the Effective Date by any person or entity, and (iv) any liability retained by Exelixis pursuant to Section 2.5.3(b), except to the extent that Liabilities resulting from (i), (ii), (iii) or (iv) were caused by the gross negligence or willful misconduct of BMS.

     6.3 PROCEDURE. In the event that a Party indemnified hereunder (an "Indemnitee") intends to claim indemnification under this Article 6, such Indemnitee shall promptly notify the other Party (the "Indemnitor") in writing of such alleged Liability. The Indemnitor shall have the sole right to control the defense and settlement thereof. The Indemnitees shall cooperate with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this Article 6. The Indemnitee shall not, except at its own cost and risk, voluntarily make any payment or incur any expense with respect to any claim or suit without the prior written consent of the Indemnitor, which the Indemnitor shall not be required to give. The Indemnitor shall not be required to provide indemnification with respect to a Liability the defense of which is prejudiced by the failure to give notice by the Indemnitee or the failure of the Indemnitee to cooperate with the Indemnitor or where the Indemnitee settles or compromises a Liability without the written consent of the Indemnitor. Each Party shall cooperate with each other in resolving any claim or liability with respect to which one party is obligated to indemnify the other under this Agreement, including without limitation, by making commercially reasonable efforts to mitigate or resolve any such claim or liability

     6.4     LIMITATIONS  ON  LIABILITY.

          6.4.1 BMS and Exelixis each acknowledges and agrees that its sole and exclusive remedy with respect to any and all claims and causes of action relating to this Agreement (other than claims of, or causes of action arising from, fraud or relating to breaches of covenants requiring performance after the Effective Date) shall be pursuant to the indemnification provisions set forth in this Article 6, the termination provisions as provided in Article 7 and/or, where and to the extent permitted by applicable law, specific performance.
6.4.2 Notwithstanding any provision herein, a Party shall in no event be liable to the other Party or its Affiliates, officers, directors, employees, stockholders, agents or representatives for any indirect, consequential or punitive damages (including, but not limited to, lost profits, loss of use, damage to goodwill or loss of business), unless such damages (i) are owed under the liable Party's indemnification obligations under Article 6, (ii) breach of
Article 3, or (iii) are due to the gross negligence or willful misconduct of the liable Party.

7.     TERM  AND  TERMINATION

     7.1 TERM. The term of this Agreement shall commence on the Effective Date and continue until the Agreement is terminated pursuant to Section 7.2.

     7.2 MATERIAL BREACH. In the event one Party has materially breached in the performance of any of its obligations hereunder, and such breach has continued for [ * ] after written notice thereof was provided to the breaching Party by the non-breaching Party, the non-breaching Party may terminate this Agreement. Any termination shall become effective at the end of such [ * ] period unless the breaching Party has cured any such breach prior to the expiration of the [ * ] period.

     7.3     BANKRUPTCY.

          7.3.1 All rights and licenses granted under or pursuant to this Agreement, including amendments hereto, by each Party to the other Party are, for all purposes of Section 365(n) of Title 11 of the U.S. Code ("Title 11"), licenses of rights to intellectual property as defined in Title 11. Each Party agrees during the term of this Agreement to create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, to the extent feasible, of all such intellectual property. If a case is commenced by or against either Party (the "Bankrupt Party") under Title 11, then, unless and until this Agreement is rejected as provided in Title 11, the Bankrupt Party (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, a Title 11 Trustee) shall, at the election of the Bankrupt Party made within 60 days after the commencement of the case (or, if no such election is made, immediately upon the request of the non-Bankrupt Party) either (i) perform all of the obligations provided in this Agreement to be performed by the Bankrupt Party including, where applicable and without limitation, providing to the non-Bankrupt Party portions of such intellectual property (including embodiments thereof) held by the Bankrupt Party and such successors and assigns or otherwise available to them or (ii) provide to the non-Bankrupt Party all such intellectual property (including all embodiments thereof) held by the Bankrupt Party and such successors and assigns or otherwise available to them.

          7.3.2 If a Title 11 case is commenced by or against the Bankrupt Party and this Agreement is rejected as provided in Title 11 and the non-Bankrupt Party elects to retain its rights hereunder as provided in Title 11, then the Bankrupt Party (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitations, a Title 11 Trustee) shall provide to the non-Bankrupt Party all such intellectual property (including all embodiments thereof) held by the Bankrupt Party and such successors and assigns or otherwise available to them immediately upon the non-Bankrupt Party's written request therefor. Whenever the Bankrupt Party or any of its successors or assigns provides to the non-Bankrupt Party any of the intellectual property licensed hereunder (or any embodiment thereof) pursuant to this Section 7.3, the non-Bankrupt Party shall have the right to perform the obligations of the Bankrupt Party hereunder with respect to such intellectual property, but neither such provision nor such performance by the non-Bankrupt Party shall release the Bankrupt Party from any such obligation or liability for failing to perform it.

          7.3.3 All rights, powers and remedies of the non-Bankrupt Party provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including, without limitation, Title 11) in the event of the commencement of a Title 11 case by or against the Bankrupt Party. The non-Bankrupt Party, in addition to the rights, power and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including, without limitation, under Title 11) in such event. The Parties agree that they intend the foregoing non-Bankrupt Party rights to extend to the maximum extent permitted by law and any provisions of applicable contracts with Third Parties, including without limitation for purposes of Title 11, (i) the right of access to any intellectual property (including all embodiments thereof) of the Bankrupt Party or any Third Party with whom the Bankrupt Party contracts to perform an obligation of the Bankrupt Party under this Agreement, and, in the case of the Third Party, which is necessary for the development, registration and manufacture of licensed products and (ii) the right to contract directly with any Third Party described in (i) in this sentence to complete the contracted work. Any intellectual property provided pursuant to the provisions of this
Section 7.3 shall be subject to the licenses set forth elsewhere in this Agreement and the payment obligations of this Agreement, which shall be deemed to be royalties for purposes of Title 11.

     7.4 EFFECT OF TERMINATION OR EXPIRATION. Termination or expiration of this Agreement for any reason shall not release either Party hereto from any liability which, at the time of such termination or expiration, has already accrued to the other Party or which is attributable to a period prior to such termination or expiration or preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of, or default under, this Agreement. It is understood and agreed that monetary damages may not be a sufficient remedy for any breach of this Agreement and that the non-breaching Party may be entitled to specific performance as a partial remedy for any such breach.

     7.5 SURVIVAL. Articles 1, 3, 4 (where the Agreement is terminated by Exelixis), 5, 6, and 8 and Sections 2.1 (except where terminated by BMS for material breach under Section 7.2 by Exelixis of its obligations under Sections 2.5.3, 2.5.4, 2.7, or 6.2, breach of its representations and warranties under
Section 4.1), 2.6, 7.4, and 7.5 of this Agreement shall survive expiration or termination of this Agreement for any reason.

8.     MISCELLANEOUS

     8.1 GOVERNING LAW. Resolution of all disputes arising out of or related to this Agreement or the performance, enforcement, breach or termination of this Agreement and any remedies relating thereto, shall be governed by and construed under the substantive laws of the State of California, as applied to agreements executed and performed entirely in the State of California by residents of the State of California, without regard to conflicts of law rules; provided, however, that resolution of all disputes arising out of or related to the performance, enforcement or breach of Section 2.7 of this Agreement and any remedies relating thereto shall be governed by and construed under the substantive laws of the State of New York, as applied to agreements executed and performed entirely in the State of New York by residents of the State of New York, without regard to conflicts of law rules.

     8.2 PATENTS. Any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any BMS Patent Rights covering the manufacture, use or sale of any Products shall be submitted to a court of competent jurisdiction in the territory in which such Patent or trademark rights were granted or arose.

     8.3 CONSENTS NOT UNREASONABLY WITHHELD OR DELAYED. Whenever provision is made in this Agreement for either Party to secure the consent or approval of the other, that consent or approval shall not unreasonably be withheld or delayed, and whenever in this Agreement provisions are made for one Party to object to or disapprove a matter, such objection or disapproval shall not unreasonably be exercised.

     8.4 MAINTENANCE OF RECORDS. Each Party shall keep and maintain all records required by law or regulation with respect to Products and shall make copies of such records available to the other Party upon request.

     8.5 INDEPENDENT CONTRACTORS. The relationship of the Parties hereto is that of independent contractors. The Parties hereto are not deemed to be agents, partners or joint venturers of the others for any purpose as a result of this Agreement or the transactions contemplated thereby.

     8.6 ASSIGNMENT. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except a Party may make such an assignment without the other Party's consent to an Affiliate or to a successor to substantially all of the business of such Party, whether in a merger, sale of stock, sale of assets or other transaction; provided, that any such permitted successor or assignee of rights and/or obligations hereunder shall, in a writing to the other Party, expressly assume performance of such rights and/or obligations. Any permitted assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section
8.6  shall  be  null  and  void  and  of  no  legal  effect.

     8.7 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns.

     8.8 NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement and shall be deemed to have been sufficiently given for all purposes if mailed by first class certified or registered mail, postage prepaid, express delivery service or personally delivered. Unless otherwise specified in writing, the mailing addresses of the Parties shall be as described below.

         For  Exelixis:  Exelixis,  Inc.
                         170  Harbor  Way
                         P.O.  Box  511
                         South  San  Francisco,  CA  94083
                         Attention:  Chief  Executive  Officer

          With  a  copy  to:  Cooley  Godward  LLP
                         Five  Palo  Alto  Square
                         3000  El  Camino  Real
                         Palo  Alto,  CA  94306
                         Attention:  Robert  L.  Jones,  Esq.

          For  BMS:      Bristol-Myers Squibb Pharmaceutical Research Institute
                         Route  206  and  Province  Line  Road
                         Princeton,  NJ  08543-4000
                         Attention: Senior Vice President - External Development

          With a copy to: Bristol-Myers Squibb Pharmaceutical Research Institute
                         Route  206  and  Province  Line  Road
                         Princeton,  NJ  08543-4000
                         Attention:  Vice  President and Senior Counsel - BMSPRI

     8.9 FORCE MAJEURE. Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by force majeure and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition. For purposes of this Agreement, force majeure shall include conditions beyond the control of the Parties, including without limitation, an act of God, voluntary or involuntary compliance with any regulation, law or order of any government, war, civil commotion, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe; provided, however, the payment of invoices due and owing hereunder shall not be delayed by the payer because of a force majeure affecting the payer.

     8.10 ADVICE OF COUNSEL. BMS and Exelixis have each consulted counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one Party or another and shall be construed accordingly.

     8.11 COMPLIANCE WITH LAWS. Subject to Article 3, Party shall use reasonable efforts to furnish to the other Party any information reasonably requested or required by that Party during the term of this Agreement or any extensions hereof to enable that Party to comply with the requirements of any U.S. or foreign federal, state and/or government agency that is consistent with the license rights granted hereunder.

     8.12 FURTHER ASSURANCES. At any time or from time to time on and after the date of this Agreement, either Party shall at the request of the other Party hereto (i) subject to the provisions of Article 3, deliver to the requesting Party any records, data or other documents consistent with the provisions of this Agreement, and (ii) execute, and deliver or cause to be delivered, all such consents, documents or further instruments of transfer or license.

     8.13 RETAINED RIGHTS; NO FURTHER RIGHTS. Only the licenses granted pursuant to the express terms of this Agreement shall be of any legal force or effect. No other license rights shall be granted or created by implication, estoppel or otherwise.

     8.14 SEVERABILITY. In the event that any provision of this Agreement is determined to be invalid or unenforceable by a court of competent jurisdiction, the remainder of the Agreement shall remain in full force and effect without said provision. In such event, the Parties shall in good faith negotiate a substitute clause for any provision declared invalid or unenforceable, which shall most nearly approximate the intent of the Parties in entering this Agreement.

     8.15 WAIVER. It is agreed that no waiver by either Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

     8.16 COMPLETE AGREEMENT. This Agreement, along with the CCA, the Stock Purchase Agreement between BMS and Exelixis dated July 17, 2001, and the NCI Agreement, constitutes the entire agreement, both written and oral, between the Parties with respect to the subject matter hereof, and all prior agreements respecting the subject matter hereof, either written or oral, expressed or implied, are superseded hereby, merged and canceled, and are null and void and of no effect. No amendment or change hereof or addition hereto shall be effective or binding on either of the Parties hereto unless reduced to writing and duly executed on behalf of both Parties. For clarity, the termination of this Agreement does not affect in any way either the CCA or the Stock Purchase Agreement between BMS and Exelixis dated July 17, 2001.

     8.17 USE OF NAME. Except as required by law, neither Party shall use the name or trademarks of the other Party without the prior written consent of such other Party.

     8.18 HEADINGS. The captions to the several sections and articles hereof are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

     8.19 COUNTERPARTS. This Agreement may be executed in two (2) counterparts, each of which shall be deemed an original and which together shall constitute one instrument.

                     [Rest of Page Intentionally Left Blank]

IN WITNESS WHEREOF, BMS and Exelixis have executed this Agreement by their respective duly authorized representatives as of the Effective Date.

BRISTOL-MYERS  SQUIBB  COMPANY     EXELIXIS,  INC.

By: /s/  Elliott  Sigal                              By:  /s/  Geoffrey  Duyk
   ------------------------------------------             -------------------

Title:  Sr.  Vice  President  Drug  Discovery        Title:  CSO
      ----------------------------------------             -------------------
&  Exploratory  Development
----------------------------------------------

Date:  July  17,  2001                               Date:  7/20/01
     -----------------                                    -------------------















[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                  EXHIBIT 1.7

                    PATENTS (BMY-027557 Rebaccamycin Analog)


COUNTRY  DESIGNATION                              PATENT  NUMBER  EXPIRATION  DATE
--------------------                              --------------  ----------------
United States
[ * ]                                                  4,785,085  Nov. 21, 2006
-------------------------------------------------  -------------  ---------------
United States
[ * ]                                                  4,808,613  Nov. 21, 2006
-------------------------------------------------  -------------  ---------------
Australia                                                 614068  Nov. 12, 2007
-------------------------------------------------  -------------  ---------------
Austria                                                  0269025  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
Belgium                                                  0269025  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
Canada                                                   1287349  Aug. 6, 2008
-------------------------------------------------  -------------  ---------------
China                                                      23842  Nov. 20, 2002
-------------------------------------------------  -------------  ---------------
Cyprus Republic                                          0269025  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
Czech Republic                                            265248  Nov. 17, 2002
-------------------------------------------------  -------------  ---------------
Denmark                                                   165986  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
European Patent                                          0269025  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
Finland                                                    86189  Nov. 18, 2007
-------------------------------------------------  -------------  ---------------
France                                                   0269025  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
Germany                                                  0269025  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
Great Britain                                            0269025  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
Greece                                                   0269025  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
Hong Kong                                               490/1993  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
Hungary                                                   201773  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
Ireland                                                    60595  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
Israel                                                     84515  Nov. 18, 2007
-------------------------------------------------  -------------  ---------------
Italy                                                    0269025  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
South Korea                                                42361  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
Luxembourg                                               0269025  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
Malaysia                                               MY102722A  Sept.30, 2007
-------------------------------------------------  -------------  ---------------
Mexico                                                    181199  Nov. 21, 2006
-------------------------------------------------  -------------  ---------------
Netherlands                                              0269025  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
New Zealand                                               222544  Nov. 13, 2007
-------------------------------------------------  -------------  ---------------
Norway                                                    167741  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
Portugal                                                   86188  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
Singapore                                                0269025  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
South Africa                                             87/8714  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
Spain                                                    0269025  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
Sweden                                                   0269025  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
Switzerland                                              0269025  Nov. 20, 2007
-------------------------------------------------  -------------  ---------------
Taiwan                                                    049467  Nov. 18, 2005
-------------------------------------------------  -------------  ---------------

                PATENTS (BMY-027557 REBECCAMYCIN ANALOG SOLUTION)

COUNTRY DESIGNATION                                PATENT NUMBER  EXPIRATION DATE
-------------------------------------------------  -------------  ---------------
United States
[ * ]                                                  5,496,809  March 5, 2013
-------------------------------------------------  -------------  ---------------
Australia                                                 618896  May 9, 2010
-------------------------------------------------  -------------  ---------------
Austria                                                  0397147  May 9, 2010
-------------------------------------------------  -------------  ---------------
Belgium                                                  0397147  May 9, 2010
-------------------------------------------------  -------------  ---------------
Canada                                                   2015632  Apr. 27, 2010
-------------------------------------------------  -------------  ---------------
China                                                   90102658  May 9, 2005
-------------------------------------------------  -------------  ---------------
Czech Republic                                            283416  May 7, 2010
-------------------------------------------------  -------------  ---------------
Denmark                                                  0397147  May 9, 2010
-------------------------------------------------  -------------  ---------------
European Patent                                          0397147  May 9, 2010
-------------------------------------------------  -------------  ---------------
Finland                                                    95777  May 7, 2010
-------------------------------------------------  -------------  ---------------
France                                                   0397147  May 9, 2010
-------------------------------------------------  -------------  ---------------
Germany                                                  0397147  May 9, 2010
-------------------------------------------------  -------------  ---------------
Great Britain                                            0397147  May 9, 2010
-------------------------------------------------  -------------  ---------------
Greece                                                   0397147  May 9, 2010
-------------------------------------------------  -------------  ---------------
Hong Kong                                               1005033A  May 9, 2010
-------------------------------------------------  -------------  ---------------
Hungary                                                   206627  May 10, 2010
-------------------------------------------------  -------------  ---------------
Ireland                                                    66515  May 9, 2010
-------------------------------------------------  -------------  ---------------
Israel                                                     94312  May 7, 2010
-------------------------------------------------  -------------  ---------------
Italy                                                    0397147  May 9, 2010
-------------------------------------------------  -------------  ---------------
Japan                                                    1918587  May 9, 2010
-------------------------------------------------  -------------  ---------------
South Korea                                               054248  May 8, 2010
-------------------------------------------------  -------------  ---------------
Liechtenstein                                            0397147  May 9, 2010
-------------------------------------------------  -------------  ---------------
Luxembourg                                               0397147  May 9, 2010
-------------------------------------------------  -------------  ---------------
Malaysia                                                MY105696  Nov. 30, 2009
-------------------------------------------------  -------------  ---------------
Netherlands                                              0397147  May 9, 2010
-------------------------------------------------  -------------  ---------------
New Zealand                                               233512  May 1, 2010
-------------------------------------------------  -------------  ---------------
Norway                                                    176390  May 9, 2010
-------------------------------------------------  -------------  ---------------
Portugal                                                   93991  Sep. 2, 2011
-------------------------------------------------  -------------  ---------------
Russian Fed                                              2053766  May 8, 2010
-------------------------------------------------  -------------  ---------------
South Africa                                             90/3535  May 9, 2010
-------------------------------------------------  -------------  ---------------
Spain                                                    0397147  May 9, 2010
-------------------------------------------------  -------------  ---------------
Sweden                                                   0397147  May 9, 2010
-------------------------------------------------  -------------  ---------------
Switzerland                                              0397147  May 9, 2010
-------------------------------------------------  -------------  ---------------
Taiwan                                                    061465  Mar. 20, 2008
-------------------------------------------------  -------------  ---------------

     2.

     1.
                                   EXHIBIT 4.2

                                   INDIVIDUALS

                                      [ * ]














[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                TABLE OF CONTENTS
                                                        PAGE
  1.     Definitions . . . . . . . . . . . . . . . . . .   1
  2.     Licenses And Obligations. . . . . . . . . . . .   2
     2.1 Licenses to Exelixis. . . . . .   . . . . . . . . 2
     2.2 License to BMS. . . . . . . . .   . . . . . . . . 3
     2.3 Negative Covenants. . . . . . .   . . . . . . . . 3
     2.4 Transfer of BMS Know-How. .   . . . . . . . . . . 3
     2.5 Clinical Trial Development. .   . . . . . . . . . 3
     2.6 Identification of Manufacturer.   . . . . . . . . 5
     2.7 Non-solicitation and Non-hire . .   . . . . . . . 5
  3.    Confidentiality . . . . . . . . . .  . . . . . .   6
     3.1 Nondisclosure of Confidential Information .  .  . 6
     3.2 Exceptions. . . . . . . . . . . . . . . . . .   . 6
     3.3 Authorized Disclosure . . . . . . .   . . . . . . 6
  4.    Representations And Warranties. . . .  . . . . .   7
     4.1 Mutual Warranties . . . . . . . . . .   . . . . . 7
     4.2 BMS Warranties. . . . . . . . . . . . .   . . . . 7
     4.3 No Additional Representations . . . . . .   . . . 8
     4.4 Survival of Representations . . .   . . . . . . . 9
  5.    Patent Rights . . . . . . . . . . .  . . . . . .   9
     5.1 Patent Prosecution, Maintenance and Enforcement.. 9
     5.2 Infringement Claims . . . . . . . . .  . . . . . 10
  6.    Indemnification . . . . . . . . . . . .  . . . .  10
     6.1 BMS . . . . . . . . . . . . . . . . . .  . . . . 10
     6.2 Exelixis. . . . . . . . . . . . . . . .  . . . . 10
     6.3 Procedure . . . . . . . . . . . . . . . .  . . . 10
     6.4 Limitations on Liability. . . . . . . . .  . . . 11
  7.    Term And Termination. . . . . . . . . . . .  . .  11
     7.1 Term. . . . . . . . . . . . . . .  . . . . . . . 11
     7.2 Material Breach . . . . . . . . .  . . . . . . . 11
     7.3 Bankruptcy. . . . . . . . . . . . .  . . . . . . 11
     7.4 Effect of Termination or Expiration  . . . . . . 12
     7.5 Survival. . . . . . . . . . . . . . .  . . . . . 13
  8.    Miscellaneous . . . . . . . . . . . . .  . . . .  13
     8.1 Governing Law . . . . . . . . . . . . .  . . . . 13
     8.2 Patents . . . . . . . . . . . . . . . .  . . . . 13
     8.3 Consents Not Unreasonably Withheld or Delayed .  13
     8.4 Maintenance of Records. . . . . .  . . . . . . . 13
     8.5 Independent Contractors . . . . .  . . . . . . . 13
     8.6 Assignment. . . . . . . . . . . . .  . . . . . . 13
     8.7 Binding Effect. . . . . . . . . . .  . . . . . . 14
     8.8 Notices . . . . . . . . . . . . . . .  . . . . . 14
     8.9 Force Majeure . . . . . . . . . . . .  . . . . . 14
     8.11 Compliance with Laws. . . . . . . . . . . . . . 15
     8.12 Further Assurances. . . . . . . . . . . . . . . 15
     8.13 Retained Rights; No Further Rights. . . . . . . 15
     8.14 Severability. . . . . . . . . . . . . . . . . . 15
     8.15 Waiver. . . . . . . . . . . . . . . . . . . . . 15
     8.16 Complete Agreement. . . . . . . . . . . . . . . 15
     8.17 Use of Name . . . . . . . . . . . . . . . . . . 15
     8.18 Headings. . . . . . . . . . . . . . . . . . . . 15
     8.19 Counterparts. . . . . . . . . . . . . . . . . . 16

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.